CHURCHILL TAX-FREE FUND OF KENTUCKY
                          Supplement to the Prospectus
                      for Class A Shares and Class C Shares
                              Dated April 30, 2001

         Footnote (1) in the table of Fees and Expenses of the Fund is changed as follows:

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase.

         The material under the caption "Sales Charges for Purchases of $1 Million or More" is changed as follows:

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

                  (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;

                  (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

                  (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.

         The material under the caption "Redemption of CDSC Class A Shares" is changed as follows:

         If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you must pay a contingent deferred sales charge upon redemption. This charge is 1% of the shares' redemption or purchase value, whichever is less. This charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

                         The date of this supplement is
                                January 29, 2002

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                          Supplement to the Prospectus
                      for Class I Shares and Class Y Shares
                              Dated April 30, 2001

         The following material is added to the second paragraph under the caption "Is there a Distribution Plan or a Services Plan?"

         From time to time the Manager may make payments from its own resources to trust departments and other financial intermediaries for shareholder servicing and/or distribution assistance with respect to Class Y Shares.

                         The date of this supplement is
                                 January 29, 2002

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                                Supplement To the
                       Statement of Additional information
                              Dated April 30, 2001


         The caption and the material under the caption "Sales Charges for Purchases of $1 Million or More of Class A Shares" is changed as follows:

         CDSC Class A Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class A Shares issued under the following circumstances:

                  (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;

                  (ii) All Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

                  (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.

          CDSC Class A Shares do not include: (i) Class A Shares purchased without a sales charge as described under "General" below and (ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

         The following replaces the material under the caption "Redemption of CDSC Class A Shares":

         If you redeem all or part of your CDSC Class A Shares during the two years after purchase you will pay 1% of the shares' redemption or purchase value, whichever is less.

         This charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares").

         This charge will not apply to shares acquired through the reinvestment of dividends or distributions or to CDSC Class A Shares held for longer than two years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Fund will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, for example, a two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 24 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund, running of the applicable holding period for those exchanged shares will be suspended.

                         The date of this supplement is
                                January 29, 2002